UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

SCHEDULE 14C
INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934

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Scout Exploration, Inc.
(Name of Registrant as Specified In Its Charter)

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Scout Exploration, Inc.
3550 Quesnel Drive, Vancouver, British Columbia, Canada  V6L 2W6

NOTICE OF WRITTEN CONSENT OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN that the following actions were approved by the written consent of a majority of our shareholders on July 23, 2007.  The following actions will be effective on or about August 31, 2007:

(1)	The election of Kathleen Scalzo and Shane Ivancoe as directors of the Corporation until the next annual meeting of the Corporation’s shareholders or until their successors have been elected and qualified;

(2)	The appointment of MacKay LLP, Chartered Accountants, to audit the Corporation’s financial statements for the Corporation’s fiscal year ending September 30, 2007; and

(3)	The adoption of the 2007 Stock Option and Incentive Plan for key personnel of the Corporation.

This notice and the attached information statement are circulated to inform our shareholders of certain action approved by written consent of our shareholders who, collectively, hold a majority of our issued and outstanding common stock.  Pursuant to Rule 14c-2 pursuant to the Securities Exchange Act of 1934, as amended, that action will not be effective until 20 days after the date this Information Statement is mailed to our shareholders.  Therefore, this notice and the attached information statement are sent to you for informational purposes only.

By Order of the Board of Directors

    /s/  Kathleen Scalzo
Kathleen Scalzo
President, Treasurer and Director

Dated: August 7, 2007

SCOUT EXPLORATION, INC.
3550 QUESNEL DRIVE
VANCOUVER, BRITISH COLUMBIA
CANADA V6L-2W6

INFORMATION STATEMENT PURSUANT TO
SECTION 14(c) OF THE SECURITIES
EXCHANGE ACT OF 1934 AND
RULE 14C PROMULGATED THERETO

NOTICE OF CORPORATE ACTION
BY WRITTEN SHAREHOLDER CONSENT
WITHOUT A MEETING OF THE SHAREHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is furnished to the stockholders of record of Scout Exploration, Inc., a Nevada corporation (the “Corporation”), as of July 23, 2007 to inform them of the action specified herein, which have been authorized by the written consent of stockholders owning a majority of the issued and outstanding shares of common stock of the Corporation entitled to vote therefor.  This action was taken by those stockholders in accordance with the requirements of the Nevada Revised Statutes.

The following actions were approved by the written consent of a majority of the Corporation’s shareholders on July 23, 2007.  The following actions will be effective on or about August 31, 2007:

(1)	The election of Kathleen Scalzo and Shane Ivancoe as directors of the Corporation until the next annual meeting of the Corporation’s shareholders or until their successors have been elected and qualified;

(2)	The appointment of MacKay LLP, Chartered Accountants, to audit the Corporation’s financial statements for the Corporation’s fiscal year ending September 30, 2007; and

(3)	The adoption of the 2007 Stock Option and Incentive Plan for key personnel of the Corporation (the “2007 Stock Option Plan”).

Additionally, actions (2) and (3) above were approved by the unanimous written consent of the Corporation’s Board of Directors on July 23, 2007.

Pursuant to Section 78.320 of the Nevada Revised Statutes, action by stockholders may be taken without a meeting, without prior notice, by written consent of the holders of issued and outstanding shares of capital stock having not less than the minimum number of votes that would be necessary to authorize the action at a meeting at which all such shares entitled to vote therefor were present and voted.  On that basis, stockholders of the Corporation holding a majority of the issued and outstanding shares of the Corporation’s common stock entitled to vote therefor approved this action.  No other vote or stockholder action is required.  You are hereby provided with notice of the approval of this action by written consent of those stockholders.

The Corporation did not participate, directly or indirectly, in the solicitation of the consents by those stockholders approving this action.  Those stockholders know and have known each other for some time and have sufficient relationships with management of the Corporation that this action was discussed among those shareholders and management of the Corporation in a manner as to not constitute a solicitation.  After discussion amongst themselves, those stockholders agreed to take this action.

The elimination of the requirement for a meeting of the stockholders to approve the action set forth herein is authorized by the provisions of Section 78.320 of the Nevada Revised Statutes.  This section provides that the written consent of the holders of issued and outstanding shares of voting capital stock, having not less that the minimum number of votes which would be necessary to authorize or take the action at a meeting at which all shares entitled to vote regarding a matter were present and voted, may be substituted for such a meeting.

On July 23, 2007, the Corporation’s Board of Directors, also, authorized the Corporation's officers to deliver this information statement.  The executive offices of Corporation are located at 3550 Quesnel Drive, Vancouver, British Columbia, Canada  V6L 2W6, and the Corporation’s telephone number is (604) 738-9442.  This Information Statement will first be mailed to stockholders on or about August 7, 2007 and is furnished for informational purposes only.

Dissenter's Right of Appraisal

Pursuant to Nevada law and the Corporation’s Articles of Incorporation and Bylaws, the Corporation’s dissenting shareholders are not entitled to appraisal rights in connection with the actions approved by the written consent of a majority of the Corporation’s shareholders on July 23, 2007, and described herein.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables specify certain information regarding ownership of the Corporation’s common stock as of July 23, 2007, by (i) each of the Corporation’s Directors and Executive Officers of the Corporation, and (ii) each person known to the Corporation to own beneficially more than 5% of the common stock. Unless otherwise specified, each person specified in such tables has sole voting and investment power as to the shares specified.

Directors and Executive Officers

Name and Address	Office	Number of Shares owned

			Percentage
Kathleen Scalzo c/o Scout Exploration, Inc. 3550 Quesnel Drive Vancouver, British Columbia Canada V6L 2W6	President, Treasurer, and Director	370,000	5.1%

Shane Ivancoe c/o Scout Exploration, Inc. 3550 Quesnel Drive Vancouver, British Columbia Canada V6L 2W6	Director	800,000	11.0%
Jason Walsh c/o Scout Exploration, Inc. 3550 Quesnel Drive Vancouver, British Columbia Canada V6L 2W6	Secretary	185,000	2.5%

As a group, the directors and executive officers of the Corporation as of July 23, 2007, hold 1,355,000 shares of the common stock, which is 18.6% of the issued and outstanding shares of the Common Stock.

Major Shareholders

Name and Address	Number of Shares of Common Stock	Percentage
Kathleen Scalzo c/o Scout Exploration, Inc. 3550 Quesnel Drive Vancouver, British Columbia Canada V6L 2W6	370,000	5.1%
Shane Ivancoe c/o Scout Exploration, Inc. 3550 Quesnel Drive Vancouver, British Columbia Canada V6L 2W6	800,000	11.0%
Kassel Enterprises Inc. 876 Fredrick Drive North Vancouver, British Columbia Canada V7K 2Y3	800,000	11.0%
Iscis Holdings Ltd. 102-9323 Gallant Avenue North Vancouver, British Columbia Canada V7G 2C1(1)	680,000 (1)	9.3%

(1)   Iscis Holdings Ltd. is owned by Ivan Walsh, the brother of the Corporation’s Secretary, Jason Walsh.  Of the 680,000 shares, 500,000 are owned by Iscis Holdings Ltd. and the other 180,000 are owned by Ivan Walsh in his individual capacity.

These percentages are based upon 7,300,000 shares of common stock and no shares of preferred stock of the Corporation issued and outstanding as of July 23, 2007.

Securities Voted in Favor of the Actions Described Herein.

On July 23, 2007, the shareholders listed below, representing a majority of the votes of the issued and outstanding shares of the Corporation’s common stock, approved the actions described in this information statement by written consent.

Shareholder	Common Shares	% of Total

Shane Ivancoe	800,000	11.0%
Kassel Enterprises Inc.	800,000	11.0%
Iscis Holdings Ltd. and Ivan Walsh (1)	680,000	9.3%
Mark Hague	200,000	2.7%
D.A. Huston and Assoc. and Derek Huston (2)	300,000	4.1%
Kathleen Scalzo	370,000	5.1%
Jason Walsh	185,000	2.5%
Heath Ellingham	200,000	2.7%
Jim Pettit	200,000	2.7%
667981 BC Ltd.	200,000	2.7%
Celltech Professional Services	250,000	3.4%

Total	4,185,000	57.3%

(1)   Iscis Holdings Ltd. is owned by Ivan Walsh, the brother of the Corporation’s Secretary, Jason Walsh.  Of the 680,000 shares, 500,000 are owned by Iscis Holdings Ltd. and the other 180,000 are owned by Ivan Walsh in his individual capacity.

(2)   D.A. Huston and Assoc. is owned by Derek Huston.  Of the 300,000 shares, 200,000 are owned by D.A. Huston and Assoc. and the other 100,000 are owned by Derek Huston in his individual capacity.

These percentages are based upon 7,300,000 shares of common stock and no shares of preferred stock of the Corporation issued and outstanding as of July 23, 2007.

ELECTION OF DIRECTORS

The following table sets forth certain information with respect to persons elected to the Corporation’s board of directors by the written consent of a majority of the Corporation’s shareholders on July 23, 2007, to serve until the next annual meeting of the Corporation’s shareholders or until their successors have been elected and qualified:

Name, Municipality of Residence and Positions, if any, held with the Corporation	Principal Occupation or Employment during the Past Five Years	Director/ Officer of the Corporation Since
Kathleen Scalzo Vancouver, British Columbia President, Treasurer & Director	Businesswoman	Formation
Shane Ivancoe Vancouver, British Columbia Director	Businessman	March 2006

The following is a summary of certain information regarding these directors:

Kathleen Scalzo was the Corporation’s sole officer and director until March 3, 2006, and she is, currently, the Corporation’s President and Treasurer and a director of the Corporation.  From 1982 to the present, Ms. Scalzo has managed K. Scalzo & Associates Ltd., a management consulting company serving the health services industry.  She received a Bachelors Degree in Occupational Therapy from University of Washington in 1972 and a Masters Degree in Organizational Development from Pepperdine University in 1993.

Shane Ivancoe has served as a director of the Corporation since March 3, 2006.  During the past five years, he has been a self-employed corporate consultant.  From 1976 to 1995, he served as the president of Galway Holdings, a food importer and exporter based in Vancouver, British Columbia.

Board of Directors and Committees of the Board of Directors

The Corporation’s business affairs are conducted pursuant to the direction of its Board of Directors.  The purpose of the Corporation’s Board of Directors is to govern the Corporation’s affairs effectively for the benefit of the Corporation’s shareholders and, to the extent appropriate pursuant to governing law, of other constituencies, which include the Corporation’s employees, customers, suppliers, and creditors.  The Corporation’s Board of Directors ensures the success and continuity of the Corporation’s business, by the selection of qualified management personnel.  It is, also, responsible for ensuring that the Corporation’s activities are conducted in a responsible, ethical manner.  The Corporation’s Board of Directors, currently, has no committees.

The Corporation’s Board of Directors did not meet in 2005 and met 1 time in 2006.  None of the current directors missed any meetings during the period for which they have been a director.  The Corporation’s Board of Directors has taken the majority of its actions, to date, by unanimous written consent.

Certain Relationships and Related Transactions

Except as specified below, none of the following parties has, during the last two years, had any material interest, direct or indirect, in any transaction with the Corporation or in any presently proposed transaction that has or will materially affect the Corporation:
  Any of the Corporation’s directors or officers;

  Any person proposed as a nominee for election as a director;

  Any person who beneficially owns, directly or indirectly, shares carrying more than 10% of the voting rights attached to the Corporation’s outstanding shares of common stock; or

  Any member of the immediate family of any of the above person.

Office Space Arrangement

The Corporation’s president provides the Corporation’s office space, located at 3550 Quesnel Drive, Vancouver, British Columbia, Canada V6L 2W6, without charge.

Agreement with Iscis Holdings Ltd.

On March 4, 2006, the Corporation entered into a mineral property purchase agreement with Iscis Holdings Ltd., whereby they sold to the Corporation 100% right, title and interest in the mineral title “AAV 1-9 Claims” in the Whitehorse Mining District of the Yukon Territory.  Iscis Holdings Ltd. is owned by Ivan Walsh, who is one of the Corporation’s shareholders and the brother of its secretary, Jason Walsh.  Iscis also beneficially owns over 10% of the Corporation’s common stock.

As a part of the Corporation’s purchase agreement with Iscis Holdings Ltd., the Corporation entered into a net smelter return royalty agreement.  The terms of this agreement outline that Iscis Holdings Ltd. is entitled to a royalty payment equal to 3% of the net smelter returns.

Private Placement Transaction

The Corporation completed an offering for 1,700,000 units in March 2006, to 8 shareholders.  Each “unit” consisted of one share of the Corporation’s common stock and one warrant to purchase an additional share of the Corporation’s common stock for $0.15 prior to March 31, 2007.  The units were issued at a price of $0.05 per unit and the total amount received was $85,000.00.

Shane Ivancoe, one of the Corporation’s directors, purchased 400,000 units in that offering.

Director Independence

The Corporation participates in the Over-the-Counter Bulletin Board Quotation Service maintained by National Association of Securities Dealers, Inc.  As such, the Corporation is not currently subject to corporate governance standards of listed companies, which require, among other things, that the majority of the board of directors be independent.

Since the Corporation is not currently subject to corporate governance standards relating to the independence of the Corporation’s board of directors, the Corporation chooses to define an “independent” director in accord with the NASDAQ Global Market’s requirements for independent directors (NASDAQ Marketplace Rule 4200).  The NASDAQ independence definition includes a series of objective tests, such as that the director is not an employee of the company and has not engaged in various types of business dealings with the company.

Shane Ivancoe is considered an independent director pursuant to the above definition.  The Corporation does not list that definition on the Corporation’s Internet website.

The Corporation presently does not have an audit committee, compensation committee, nominating committee, an executive committee of the Corporation’s board of directors, stock plan committee or any other committees.

EXECUTIVE COMPENSATION

The Corporation agreed to pay its secretary, Jason Walsh, $1,000.00 per month beginning April 2006.  Other than those payments, for the Corporation’s last three fiscal years ended September 30, 2006 and 2005, the Corporation’s officers and directors have received no form of compensation for their work.

Stock Option Grants

The Corporation has not granted any stock options to the Corporation’s executive officer since its formation.

Consulting Agreements

The Corporation does not have any employment or consulting agreement with any officer or director.

RATIFICATION OF INDEPENDENT AUDITORS

MacKay LLP, Chartered Accountants, was appointed and ratified as the independent accountants for the Corporation’s fiscal year ending September 30, 2007 by the unanimous written consent of the Corporation’s Board of Directors and by the written consent of a majority of the Corporation’s shareholders on July 23, 2007.  MacKay LLP, Chartered Accountants was the independent public auditor of the Corporation for the fiscal years ended September 30, 2006, 2005 and 2004.

APPROVAL OF 2007 EMPLOYEE STOCK OPTION PLAN

The 2007 Stock Option and Incentive Plan (the "2007 Stock Option Plan") was approved by the unanimous written consent of the Corporation’s Board of Directors and by the written consent of a majority of the Corporation’s shareholders on July 23, 2007.  One million (1,000,000) shares of common stock will be reserved for issuance pursuant to that plan. The following summary describes the material features of the 2007 Stock Option Plan.  The summary, however, does not purport to be a complete description of all the provisions of the 2007 Stock Option Plan.  A complete copy of the 2007 Stock Option Plan has been attached hereto as Exhibit A.

The purpose of the Stock Option Plan is to advance the interests of the Corporation and its shareholders by providing key personnel of the Corporation opportunities for investments in the Corporation and the incentive advantages inherent in stock ownership in the Corporation.  Pursuant to the provisions of the 2007 Stock Option Plan, stock options (the “Stock Options”) will be granted only to key personnel of the Corporation, generally defined as a person designated by the Corporation’s Board of Directors upon whose judgment, initiative, and efforts the Corporation may rely, including any director, officer, employee, or consultant of the Corporation.

The 2007 Stock Option Plan is to be administered by the Corporation’s Board of Directors, which shall determine (i) the persons to be granted Stock Options and incentives; (ii) the fair market value of the Corporation's shares; (iii) the exercise price per share of the Stock Options; (iv) the number of shares to be represented by each Stock Option or incentive; (v) the time or times at which Stock Options and incentives shall be granted; (vi) the interpretation of the 2007 Stock Option Plan; (vii) whether to prescribe, amend, and rescind rules and regulations relating to the 2007 Stock Option Plan; (viii) the term and provisions or each Stock Option and incentive granted (which are not required to be identical) and, with the consent of the grantee thereof, modify, or amend such Stock Option or incentive; (ix) whether to accelerate or defer (with the consent of the grantee) of the exercise date of any Stock Option or incentive;

(x) the person to execute on behalf of the Corporation any document required to effectuate the grant of a Stock Option or incentive previously granted by the board of directors; and (xi) all other determinations deemed necessary or advisable for the administration of the 2007 Stock Option Plan.  The 2007 Stock Option Plan grants authorization to the Corporation’s Board of Directors to grant Stock Options and incentives to a total number of shares of common stock, not to exceed one million (1,000,000) shares of common stock  as at the date of the approval of the majority of the stockholders of the 2007 Stock Option Plan.

In the event an optionee who is a director, officer, employee (employee, also, contemplates and includes consultants and advisors, when such is appropriate or when such is intended by the Corporation’s Board of Directors or by a particular grant pursuant to the 2007 Stock Option Plan) (each an "Employee") of the Corporation has his or her employment terminated by the Corporation, except if such termination is voluntary or occurs due to retirement with the consent of the Corporation’s Board of Directors or due to death or disability, the Stock Option, to the extent not exercised, shall terminate on the date on which the Employee's employment by the Corporation is terminated.  If an Employee's termination is voluntary or occurs due to retirement with the consent of the Corporation’s Board of Directors, the Employee may after the date such Employee ceases to be an employee of the Corporation, exercise his or her Stock Option at any time within three (3) months after the date he or she ceases to be an Employee of the Corporation, but only to the extent that he or she was entitled to exercise such Stock Option on the date of such termination.  To the extent that the Employee was not entitled to exercise such Stock Option at the date of such termination, or if he or she does not exercise such Stock Option (which he or she was entitled to exercise) within the time specified, the Stock Option shall terminate.  In no event may the period of exercise in the event of a Stock Option extend more than three (3) months beyond the date of termination of employment.

In the event an Employee is unable to continue his or her employment with the Corporation as a result of his or her permanent and total disability (as defined in Section 22(e)(3) of the Internal Revenue Code of 1986), he or she may exercise his or her Stock Option at any time within six (6) months from the date of termination, but only to the extent he or she was entitled to exercise such Stock Option at the date of such termination.  To the extent that he or she was not entitled to exercise such Stock Option at the date of termination, or if he or she does not exercise such Stock Option (which he or she was entitled to exercise) within the time specified, such Stock Option shall terminate.  In no event may the period of exercise in the case of a Stock Option extend more than six (6) months beyond the date the Employee is unable to continue employment due to such disability.

In the event an optionee dies during the term of the Stock Option and is at the time of his or her death an Employee who shall have been in continuous status as an Employee since the date of grant of the Stock Option, the Stock Option may be exercised at any time within six (6) months following the date of death by the optionee's estate or by a person who acquired the right to exercise the Stock Option by bequest or inheritance, but only to the extent that an optionee was entitled to exercise the Stock Option on the date of death, or if the optionee's estate, or person who acquired the right to exercise the Stock Option by bequest or inheritance, does not exercise such Stock Option (which he or she was entitled to exercise) within the time specified, the Stock Option shall terminate.  In no event may the period of exercise in the case of a Stock Option extend more than six (6) months beyond the date of the Employee's death.

Except to the extent otherwise expressly provided in an award, the right to acquire shares or other assets pursuant to the 2007 Stock Option Plan may not be assigned, encumbered, or otherwise transferred by an optionee, and any attempt by an optionee to do so will be null and void.  Stock Options and incentives granted pursuant to the 2007 Stock Option Plan may, however, be transferred by an optionee by Will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules promulgated pursuant thereto.  Unless assigned in accordance with the terms of an award, options and other awards granted pursuant to the 2007 Stock Option Plan may not be exercised during an optionee's lifetime, except by such optionee or, in the event of such optionee's legal incapacity, by his or her guardian or legal representative acting in a fiduciary capacity on behalf of such optionee pursuant to state law and court supervision.

New Plan Benefits

It is not determinable at this time how many Stock Options will be granted pursuant to the 2007 Stock Option Plan to the Corporation’s officers, directors, employees, or other persons.

ANNUAL REPORT AND QUARTERLY REPORTS

The Corporation’s annual report on Form 10-KSB for the fiscal year ended September 30, 2006, which was filed with the Securities and Exchange Commission by EDGAR on December 29, 2006, and the Corporation’s quarterly reports on Form 10-QSB, which were filed with the Securities and Exchange Commission by EDGAR on February 13, 2007 and May 18, 2007, and will be made available to shareholders without charge upon written request to the Corporation’s office located at 3550 Quesnel Drive, Vancouver, British Columbia, Canada  V6L 2W6.

In addition, copies of the Corporation’s annual report, as amended, and quarterly reports may be obtained from the Public Reference Section of the Securities and Exchange Commission (the “Commission”), Room 1580, 100 F Street, N.E., Washington, D.C.  20549.  Please call the Commission at 1-800-SEC-0330 for additional information regarding the operation of the public reference rooms.  The Commission also maintains a website at http://www.sec.gov that contains reports, proxy statements and information regarding registrants that file electronically with the Commission.  The Corporation’s annual report and quarterly reports and the referenced exhibits can also be located on that website.

That annual report and those quarterly reports are incorporated herein by this reference.

MATERIALS INCORPORATED BY REFERENCE

The following materials have been incorporated by reference into this Information Statement:

  Annual report on Form 10-KSB, which was filed with the Securities and Exchange Commission on December 29, 2006; and

  Quarterly report on Form 10-QSB, which was filed with the Securities and Exchange Commission on February 13, 2007.

  Quarterly report on Form 10-QSB, which was filed with the Securities and Exchange Commission on May 18, 2007.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.  THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

BY ORDER OF THE BOARD OF DIRECTORS

    /s/  Kathleen Scalzo
Kathleen Scalzo
President, Treasurer and Director

Dated: August 7, 2007

EXHIBIT “A”

SCOUT EXPLORATION, INC.

2007 STOCK OPTION AND INCENTIVE PLAN

SCOUT EXPLORATION, INC.

2007 STOCK OPTION AND INCENTIVE PLAN

1.         Purposes of the Plan.

            The purposes of this 2007 Stock Option and Incentive Plan (the “Plan”) are to (i) attract and retain the best available personnel for positions of responsibility with Scout Exploration, Inc., a Nevada corporation (the "Corporation"); (ii) provide additional incentives to Employees (as that term is defined later in this Plan) of the Corporation; (iii) provide Directors, Consultants, and Advisors (as those terms are defined later in this Plan) of the Corporation with opportunities to (a) acquire proprietary interests in the Corporation, (b) encourage their continued provision of services to the Corporation, and (c) provide such persons with incentives and rewards for superior performance more directly related to the profitability of the Corporation's business and increases in the value of the Corporation; and (iv) generally promote the success of the Corporation's business and interests of the Corporation and all of its shareholders, by the grant of options to purchase shares of the Common Stock (as that term is defined later in this Plan) and other incentives.

            Incentive benefits granted pursuant to this Plan may be either Incentive Stock Options, Non-qualified Stock Options, stock awards, Restricted Shares, cash awards or other incentives determined by the Board, (as those terms are defined later in this Plan).  The types of Options or other incentives granted pursuant to this Plan shall be specified in the written agreements granting those Options and incentives.

2.         Definitions.

            As used in this Plan, the following definitions shall apply:

            2.1       "Board" shall mean the Board of Directors of the Corporation.

            2.2       "Change of Control" means a change in ownership or control of the Corporation caused by any of the following transactions:

                        (a)        the direct or indirect acquisition by any person or related group of persons (other than by the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act (as that term is defined later in this Plan)) of securities possessing more than 50% of the total combined voting power of the Corporation's issued and outstanding securities pursuant to a tender offer or exchange offer made directly to the Corporation's shareholders, or other transaction, in each event which the Board does not recommend such shareholders to accept; or

                        (b)        a change in the composition of the Board during a period of 12 consecutive months or less, such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of persons who either have been (i) Board members continuously since the beginning of such period or (ii) elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were in office at the time such election or nomination was approved by the Board; or

                        (c)        a Corporate Transaction, as that term is defined later in this Plan.

            2.3       "Code" shall mean the United States Internal Revenue Code of 1986 or analogous legislation, as amended from time to time, and the rules and regulations promulgated pursuant thereto.

            2.4       "Committee" shall mean the Committee appointed by the Board in accordance with Section 4.1 of the Plan, if one is appointed.

            2.5       "Common Stock" or "Common Shares" shall mean (i) shares of the common stock, $.001 par value, of the Corporation described in the Corporation's Articles of Incorporation, as amended, and (ii) any security into which Common Shares may be converted because of any transaction or event of the type referred to in, or contemplated by, appropriate provisions of this Plan.

            2.6       "Corporation" shall mean Scout Exploration, Inc., a Nevada corporation, and shall include any parent or subsidiary corporation of the Corporation.

            2.7       "Consultants" and "Advisors" shall include any third party retained or engaged by the Corporation to provide services to the Corporation, including any employee of such third party providing such services.

            2.8       "Corporate Transaction" means any of the following approved transactions approved by the shareholders of the Corporation and to which the Corporation is a party:

                        (a)        a merger or consolidation pursuant to which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Corporation is incorporated;

                        (b)        the sale, transfer, or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation; or

                        (c)        any reverse merger pursuant to which the Corporation is the surviving entity, but pursuant to which securities possessing more than 50% of the total combined voting power of the Corporation's issued and outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger.

            2.9       "Date of Grant" means the date specified by the Board or the Committee on which a grant of Options, Stock Appreciation Rights, Performance Shares of Performance Units or a grant or sale of Restricted Shares or Deferred Shares (as those terms are defined later in this Plan) shall become effective.

            2.10     "Deferral Period" means the period of time during which Deferred Shares are subject to deferral limitations pursuant to Section 9.3 of this Plan.

            2.11     "Deferred Shares" means an award pursuant to Article 9 of this Plan of the right to receive Common Shares on the termination of a specified Deferral Period.

            2.12     "Director" shall mean a member of the Board.

            2.13     "Effective Date" shall have the meaning specified  in Article 6 of this Plan.

            2.14     "Employee" shall mean any person, including officers and directors, employed by the Corporation.  The payment of a director's fee by the Corporation shall not be sufficient to constitute "employment" by the Corporation.  For inclusiveness purposes, but not having legal effect as to obligations and liabilities, the term “Employee”, as used in this Agreement may also include and contemplate Consultants and Advisors, when such is appropriate or when such is intended by the Board or by a particular grant pursuant to this Plan.

            2.15     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and all pertinent rules and regulations pursuant thereto.

            2.16     "Fair Market Value" shall mean, with respect to the date a particular Option or other incentive is granted or exercised, the value of the Common Stock determined by the Board in such manner as it may deem equitable for Plan purposes, but, in the event of an Incentive Stock Option, no less than is required by applicable laws or regulations; provided, however, that in the event there is a public market for the Common Stock, the Fair Market Value per share shall be not less than the closing price for the Common Stock on the last trading day preceding the Date of Grant, as reported by the National Association of Securities Dealers Inc. Automated Quotation System - Small Cap or National Markets or the National Association of Security Dealers Inc. Over-the-Counter Bulletin Board electronic quotation service or such other exchange on which the Corporation is listed or other quotation service in which the Corporation participates and as determined by the Board; provided, further, however, that if the Common Stock is not listed on any exchange or the Corporation does not participate on any such quotation service, the Fair Market Value per share shall not be less than the average of the mean between the bid and asked prices quoted on each such date by any two independent persons or entities making a market for the Common Stock, such persons or entities to be selected by the Board.

            2.17     "Incentive Agreement" shall mean the written agreement among the Corporation and a Participant relating to Incentive Stock Options, Non-qualified Stock Options, stock awards, Restricted Shares (as those terms are defined in this Plan) and cash awards granted pursuant to this Plan, and shall include an Incentive Stock Option Agreement, Non-qualified Stock Option

Agreement (as those terms are defined in this Plan) or other form of agreement which may be approved by the Board.

            2.18     "Incentive Award" shall mean the award of one or more Incentives (as that term is defined in this Plan).

            2.19     "Incentive Stock Option" shall mean an Option (as that term is defined in this Plan) which is intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, or any successor provision thereto.

            2.20     "Incentives" shall mean those incentive benefits which may be granted from time to time pursuant to the terms of this Plan which include Incentive Stock Options, Non-qualified Stock Options, stock awards, Restricted Shares (as those terms are defined in this Plan) and cash awards.

            2.21     "Management Objectives" means the achievement of performance objectives established pursuant to this Plan for Participants (as that term is defined in this Plan) who have received grants of Performance Shares or Performance Units (as those terms are in this Plan) or, when so determined by the Board or the Committee, Restricted Shares (as that term is defined in this Plan).

            2.22     "Non-qualified Stock Option" means an Option that is not intended to qualify as a Tax-Qualified Option (as that term is defined in this Plan).

            2.23     "Option Price" means the purchase price payable upon the exercise of an Option.

            2.24     "Option" means the right to purchase Common Shares from the Corporation upon the exercise of a Non-qualified Stock Option or a Tax-Qualified Option (as that term is defined in this Plan) granted pursuant to Article 7 of this Plan.

            2.25     "Optioned Stock" shall mean the Common Stock subject to an Option.

            2.26     "Option Term" shall have the meaning specified in Section 7.3 of this Plan.

            2.27     "Optionee" shall mean an Employee, Director, Consultant or Advisor of the Corporation who has been granted one or more Options.

            2.28     "Parent" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

            2.29     "Participant" means a person who is selected by the Board or the Committee to receive benefits pursuant to this Plan and (i) is on that date that the decision is made to receive those benefits an officer, including, without limitation, an officer who may also be a member of the Board, Director, or other employee of, or a Consultant or Advisor, to the Corporation, or (ii) has agreed to serve in any such capacity.

            2.30     "Performance Period" means, in respect of a Performance Share or Performance Unit, a period of time established pursuant to Article 10 of this Plan within which the Management Objectives relating thereto are to be achieved.

            2.31     "Performance Share" means a bookkeeping entry that records the equivalent of one Common Share awarded pursuant to Article 10 of this Plan.

            2.32     "Performance Unit" means a bookkeeping entry that records a unit equivalent to the Board determined monetary unit awarded pursuant to Section 10 of this Plan.

            2.33     "Plan" shall mean this Stock Option and Incentive Plan, as amended from time to time in accordance with the terms of this Plan.

            2.34     "Restricted Shares" means Common Shares granted or sold pursuant to Article 8 of this Plan as to which neither the substantial risk of forfeiture nor the restrictions regarding transfer referred to in Section 8.9 of this plan has expired.

            2.35     "Rule 16b-3" means Rule 16b-3, as promulgated and amended from time to time by the Securities and Exchange Commission pursuant to the Exchange Act, or any successor rule to the same effect.

            2.36     "Share" shall mean a share of the Common Stock, as adjusted in accordance with Article 11 of the Plan.

            2.37     "Subsidiary" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

            2.38     "Tax Date" shall mean the date an Optionee is required to pay the Corporation an amount with respect to tax withholding obligations in connection with the exercise of an Option.

            2.39     "Tax-Qualified Option" means an Option that is intended to qualify pursuant to particular provisions of the Code, including, without limitation, an Incentive Stock Option.

            2.40     "Termination Date" shall have the meaning ascribed thereto in Article 6 of this Plan.

3.         Common Stock Subject to the Plan.

            3.1       Subject to the provisions of Article 11 of this Plan, the maximum aggregate number of Common Shares which may be optioned and sold or otherwise awarded pursuant to this Plan is one million (1,000,000).  Any Common Shares available for grants and awards at the end of any calendar year shall be available for grants and awards in the subsequent calendar year.  For the purposes of this Article 3:

                        (a)        Upon payment of cash in lieu of exercise provided by any award granted pursuant to this Plan, or upon expiration or cancellation of any award granted pursuant to this Plan, any Common Shares that were the subject of such award and not issued shall again be available for issuance pursuant to this Plan.

                        (b)        Common Shares subject to any award granted pursuant to this Plan shall be deemed to have been issued or transferred, and shall cease to be available for future issuance or transfer in respect of any other award granted pursuant to this Plan, at the earlier of the date on which they are issued or transferred or the date on which dividends or dividend equivalents are paid thereon; provided, however, that Restricted Shares shall be deemed to have been issued or transferred at the earlier of the date on which they cease to be subject to a substantial risk of forfeiture or the date on which dividends are paid thereon.

                        (c)        Performance Units that are granted pursuant to this Plan and are paid in Common Shares but are not earned by the Participant at the end of the Performance Period shall be available for future grants of incentives pursuant to this Plan.

4.         Administration of this Plan.

            4.1       Procedure.

                        (a)        The Board shall administer this Plan and is responsible for this Plan; provided, however, that the Board may appoint a Committee consisting solely of two (2) or more "Non-Employee Directors" to conduct day-to-day administration of this Plan for and on behalf of the Board, in accordance with Rule 16b-3 and subject to the authority of the Board.

                        (b)        When appointed, the Committee shall continue to serve until otherwise directed by the Board.  From time to time, the Board may increase the number of members of the Committee and appoint additional members thereof, remove members (with or without cause), appoint new members in substitution therefor, and fill vacancies however caused; provided, however, that no person may serve on the Committee, if that person's membership would cause the Committee not to satisfy the requirements of Rule 16b-3.

                        (c)        A majority of the Committee shall constitute a quorum, and the acts of the members of the Committee who are present at any meeting thereof at which a quorum is present, or acts unanimously approved by the members of the Committee in writing, shall be the acts of the Committee.

                        (d)        Any reference in this Plan to the Board shall, when appropriate, include the Committee.

            4.2       Power of the Board or the Committee

                        (a)        Subject to the provisions of this Plan, the Board shall have the authority, in its discretion, (i) to grant Options or Incentive Awards to Participants; (ii) to determine, upon review of relevant information and in accordance with Section 2.16 of this Plan, the Fair Market Value of the Common Stock; (iii) to determine the exercise price per share of Options to be granted, which exercise price shall be determined in accordance with applicable provisions of this Plan; (iv) to determine the number of Common Shares to be represented by each Option or Incentive Award; (v) to determine the Participants to whom, and the date or dates on which, Options and Incentive Awards shall be granted; (vi) to interpret this Plan; (vii) to prescribe, amend, and rescind rules and regulations relating to this Plan; (viii) to determine the terms and provisions of each Option and Incentive Award granted (which need not be identical) and, with the consent of the grantee thereof, modify, or amend such Option or Incentive Award; (ix) to accelerate or defer (with the consent of the grantee thereof) the exercise date of any Option or Incentive Award; (x) to authorize any person to execute on behalf of the Corporation any instrument or document required to effectuate the grant of an Option or Incentive Award previously granted by the Board; (xi) to accept or reject the election made by a grantee pursuant to Section 7.5 of this Plan; and (xii) to make all other determinations determined to be necessary or advisable for the administration of this Plan.

                        (b)        The Board or the Committee may delegate to an officer of the Corporation the authority to make decisions pursuant to this Plan; provided, however, that no such delegation may be made that would cause any award or other transaction pursuant to this Plan to cease to be exempt from Section 16(b) of the Exchange Act.  The Committee may authorize any one or more of its members or any officer of the Corporation to execute and deliver documents for and on behalf of the Committee.

            4.3       Effect of Board or Committee Decisions.  All decisions and determinations and the interpretation and construction by the Board or the Committee of any provision of this Plan or any agreement, notification, or document evidencing the grant of Options, Restricted Shares, Deferred Shares, Performance Shares, or Performance Units, and any determination by the Board or the Committee pursuant to any provision of this Plan or any such agreement, notification, or document, shall be final, obligating, and conclusive with respect to all grantees and any other holders of any Option or Incentive Award granted pursuant to this Plan.  No member of the Board or the Committee shall be liable for any such action taken or determination made in good faith.

5.         Eligibility.

            Consistent with this Plan's purposes, Options and Incentive Awards may be granted only to such Directors, officers, Employees, Consultants, and Advisors of the Corporation as determined by the Board.  Subject to the terms of this Plan, an Employee, officer, Director, Consultant, or Advisor who has been granted an Option or Incentive Award may, if he or she is otherwise eligible, be granted an additional Option or Incentive Award.

6.         Board Approval; Effective Date; Termination Date.

            The Plan shall take effect on July 23, 2007 (the "Effective Date").  The Plan shall terminate on May 31, 2017 (the "Termination Date"); accordingly, no Incentive Award or Option pursuant to this Plan may be granted after the Termination Date, but the term of an award may extend beyond the Plan Termination Date.

7.         Stock Options.

            The Board or the Committee may, from time to time, authorize grants to Participants of Options to purchase Common Shares upon such terms and conditions as the Board or the Committee may determine in accordance with the following provisions.

            7.1       Options to be Granted; Terms.

                        (a)        Options granted pursuant to this Article 7 may be Non-qualified Stock Options or Tax-Qualified Options or combinations thereof.  The Board or the Committee shall determine the specific terms and conditions of Options.

                        (b)        Each grant shall specify the period or periods of continuous employment, or continuous engagement of the consulting or advisory services, of the Optionee by the Corporation or any Subsidiary that are necessary before the Options or installments thereof shall become exercisable.

                        (c)        Any grant of a Non-qualified Stock Option may provide for the payment to the Optionee of dividend equivalent thereon in cash or Common Shares on a current, deferred, or contingent basis, or the Board or the Committee may provide that any dividend equivalents shall be credited against the Option Price.

            7.2       Number of Shares Subject to Options.  Each grant shall specify the number of Common Shares to which such grant pertains.  Successive grants may be made to the same Optionee, regardless of whether any Options previously granted to that Optionee remain unexercised.

            7.3       Term of Option; Earlier Termination.  Subject to the additional provisions of this Article 7, unless otherwise provided in the Option Agreement, the term (the "Option Term") of each Option shall be five (5) years from the Date of Grant.

            7.4       Exercise Price.

                        (a)        Each grant shall specify an Option Price per Common Share for the Common Shares to be issued pursuant to exercise of an Option, which shall be determined by the Board or the Committee.  Unless otherwise determined by the Board, an Incentive Stock Option shall be no less than one hundred percent (100%) of the Fair Market Value per share on the Date of Grant, and in the case of a Non-qualified Stock Option shall be no less than seventy-five percent (75%) of the Fair Market Value per share on the Date of Grant.

                        (b)        With respect to Incentive Stock Options, the aggregate Fair Market Value (determined as of the respective Date or Dates of Grant) of the Common Shares for which one or more Options granted to any Optionee pursuant to this Plan may for the first time become exercisable as Incentive Stock Options pursuant to the federal tax laws during any one calendar year (pursuant to all employee benefit plans of the Corporation) shall not exceed $100,000.00.  To the extent that an Optionee holds two or more such Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such Options as Incentive Stock Options pursuant to the appropriate tax laws shall be applied on the basis of the order in which such Options were granted.  If the number of Common Shares for which any Incentive Stock Option first becomes exercisable in any calendar year exceeds the applicable $100,000.00 limitation, that Option may nevertheless be exercised in such calendar year for the excess number of Shares as a Non-qualified Stock Option pursuant to federal tax laws.

            7.5       Payment for Common Shares.  The price of an exercised Option and any taxes attributable to the delivery of Common Stock pursuant to this Plan, or portion thereof, shall be paid as follows:

                        (a)        Each grant shall specify the form of consideration to be paid in satisfaction of the Option Price and the manner of payment of such consideration, which may include (i) cash in the form of United States currency or check or other cash equivalent acceptable to the Corporation; (ii) nonforfeitable, unrestricted or restricted Common Shares, which are already owned by the Optionee and have a market value at the time of exercise that is equal to the Option Price; (iii) any other legal consideration that the Board or the Committee may deem appropriate, including, without limitation, any form of consideration authorized pursuant to this Article 7 on such basis as the Board or the Committee may determine in accordance with this Plan; and (iv) any combination of the foregoing.  The Board or Committee, in its sole discretion, may permit a "cashless exercise" of the Options.

                        In the event of a cashless exercise of an Option, the Corporation shall issue the Option holder the number of Common Shares determined as follows:

X = Y (A-B)/A
when:
X = the number of Common Shares to be issued to the Option holder.

Y = the number of Common Shares with respect to which the Option is being exercised.

A = the average of the closing sale prices of the Common Stock for the five (5) trading days immediately prior to (but not including) the Date of Exercise.

B = the Exercise Price.

                        (b)        Any grant of a Non-qualified Stock Option may provide that payment of the Option Price may also be made in whole or in part in the form of Restricted Shares or other Common Shares that are not subject to risk of forfeiture or restrictions regarding transfer in the manner determined by the Board.  Unless otherwise determined by the Board or the Committee on or after the Date of Grant, when any Option Price is paid in whole or in part by any of the forms of consideration specified in this Section 7.5, the Common Shares received by the Optionee upon the exercise of the Non-qualified Stock Option shall be subject to the same risks of forfeiture as those that applied to the consideration surrendered by such Optionee; provided, however, that such risks of forfeiture shall apply only to the same number of Common Shares received by the Optionee as applied to the forfeitable Common Shares surrendered by the Optionee.

                        (c)        Any grant may permit the deferred payment of the Option Price by a sale and remittance procedure pursuant to which a Participant shall provide concurrent irrevocable written instructions to (i) a designated brokerage firm designated by the Board to effect the immediate sale of the purchased Common Shares and remit to the Corporation, from the sale proceeds available on the settlement date, sufficient funds to pay the aggregate Option Price payable for the purchased Common Shares, and (ii) the Corporation to deliver the certificates for the purchased Common Shares directly to such brokerage firm to complete the sale transaction.

                        (d)        The Board or the Committee shall determine acceptable methods for tendering Common Stock as payment upon exercise of an Option and may impose such limitations and prohibitions regarding the use of Common Stock to exercise an Option as it deems appropriate.

            7.6       Rights as a Stockholder.  Until the issuance (as evidenced by the appropriate entry on the books of the Corporation or of a duly authorized transfer agent of the Corporation) of the stock certificate evidencing such Common Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Optioned Stock, notwithstanding the exercise of the Option.  No adjustment will be made for a dividend or the right for which the record date is prior to the date the stock certificate is issued, except as specified in Article 11 of this Plan.

            7.7       Loans or Installment Payments; Bonuses.

                        (a)        The Board or the Committee may, in its discretion, assist any Participant in the exercise of one or more awards pursuant to this Plan, including the satisfaction of any federal, state, local, and foreign income and employment tax obligations resulting therefrom, by (i) authorizing a loan from the Corporation to such Participant; (ii) permitting such Participant to pay the exercise price or purchase price for the purchased shares in installments; (iii) a guaranty by the Corporation of a loan obtained by the Optionee from a third party; or (iv) granting a cash bonus to such Participant to enable such Participant to pay federal, state, local, and foreign income and employment tax obligations resulting from an award.

                        (b)        Any loan or installment method of payment (including the interest rate and terms of repayment) shall be upon such terms and conditions as the Board or the Committee specifies in the applicable Incentive Agreement or otherwise deems appropriate.  Loans or installment payments may be authorized with or without security or collateral.  The maximum credit available to the Participant, however, may not exceed the exercise or purchase price of the acquired Common Shares (less the par value of such Common Shares) plus any federal, state, and local income and employment tax liability incurred by the Participant in connection with the acquisition of such Common Shares.  The amount of any bonus shall be determined by the Board or the Committee, in its sole discretion.

                        (c)        The Board or the Committee may, in its absolute discretion, determine that one or more loans pursuant to these financial assistance provisions may be forgiven by the Corporation in whole or in part upon such terms and conditions as the Board or the Committee may deem appropriate; provided, however, that the Board or the Committee shall not forgive that portion of any loan owed to pay the par value of the Common Shares.

            7.8       Exercise of Option.

                        (a)        Procedure for Exercise.

                                    (i)         Any Option granted pursuant to this Plan shall be exercisable at such times and pursuant to such conditions as determined by the Board, including performance criteria with respect to the Corporation or the Optionee and as shall be permissible pursuant to the terms of this Plan.  Unless otherwise determined by the Board at the time of grant, an Option may be exercised in whole or in part.  An Option may not be exercised for a fraction of a Common Share.

                                    (ii)        An Option shall be deemed to be exercised an Option when written notice of such exercise has been given to the Corporation in accordance with the terms of such Option by the person entitled to exercise such Option and complete payment for the Common Shares with respect to which such Option is exercised has been received by the Corporation.  Complete payment may, as authorized by the Board, consist of any consideration and method of payment allowable pursuant to Section 7.5 of this Plan.

                                    (iii)       Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of this Plan and for sale pursuant to the Option, by the number of Common Shares as to which the Option is exercised.

                        (b)        Termination of Status as an Employee.  Unless otherwise specified in an Incentive Agreement, if an Employee's employment by the Corporation is terminated, except if such termination is voluntary or occurs because of retirement with the consent of the Board or because of death or disability, each Option held by that Employee, to the extent not exercised, shall terminate on the date on which that Employee's employment by the Corporation is terminated.  If an Employee's termination is voluntary or occurs because of retirement with the consent of the Board, that Employee may, after the date such Employee ceases to be an employee of the Corporation, exercise such Option held by him or her at any time within three (3) months after the date he or she ceases to be an Employee of the Corporation, but only to the extent that he or she was entitled to exercise such Option on the date of such termination.  To the extent that he or she was not entitled to exercise each and every Option at the date of such termination, or if he or she does not exercise such Option (which he or she was entitled to exercise) within the time specified in this Plan, such Option shall terminate.  In no event may the period of exercise of Incentive Stock Options extend more than three (3) months beyond the date of termination of employment.

                        (c)        Disability.  Unless otherwise specified in the applicable Incentive Agreement, notwithstanding the provisions of Section 7.8(b) above, in the event an Employee is unable to continue his or her employment with the Corporation as a result of his or her permanent and total disability (as defined in Section 22(e)(3) of the Code), he or she may exercise each and every Option held by him or her at any time within six (6) months from the date of termination of his or her employment with the Corporation, but only to the extent he or she was entitled to exercise such Option at the date of such termination.  To the extent that he or she was not entitled to exercise such Option at the date of such termination, or if he or she does not exercise such Option (which he or she was entitled to exercise) within the time specified in this Plan, such Option shall terminate.  In no event may the period of exercise of an Incentive Stock Option extend more than six (6) months beyond the date an Employee is unable to continue employment because of such disability.

                        (d)        Death.  Unless otherwise specified in the applicable Incentive Agreement, if an Optionee dies during the term of an Option held by him or her and is at the time of his or her death an Employee who shall have been in continuous status as an Employee since the date of Grant of such Option, such Option may be exercised at any time within six (6) months following the date of his or her death by such Optionee's estate or by a person who acquired the right to exercise such Option by bequest or inheritance, but only to the extent that such Optionee was entitled to exercise such Option on the date of such death, and if such Optionee's estate, or person who acquired the right to exercise such Option by bequest or inheritance, does not exercise such Option (which he or she was entitled to exercise) within the time specified in this Plan, such Option shall terminate.  In no event may the period of exercise of an Incentive Stock Option extend more than six (6) months beyond the date of an Employee's death.

            7.9       Option Reissuance.  The Board or the Committee shall have the authority to effect, at any time and from time to time, with the consent of the affected Participant, the cancellation of any or all issued and outstanding Options pursuant to this Article 7 and grant substituted, new Options pursuant to this Plan for the same or a different number of Common Shares, but with an exercise price not less than (i) 75% of the Fair Market Value per share on the new Date of Grant or (ii) 100% of the Fair Market Value per share in the event of Incentive Stock Options.

            7.10     Incentive Stock Options - Disposition of Shares.  In the event of an Incentive Stock Option, a Participant who disposes of Common Shares acquired upon exercise of such Incentive Stock Option by sale or exchange (i) within two (2) years after the Date of Grant of such Option, or (ii) within one (1) year after the exercise of such Option, shall notify the Corporation of such disposition and the amount realized upon such disposition.

            7.11     Incentive Agreement.  Each grant shall be evidenced by an Incentive Agreement, which shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Optionee and shall specify such terms and provisions as the Board or the Committee may determine consistent with this Plan.

8.         Restricted Shares.

            Restricted Shares are shares of Common Stock which are sold or transferred by the Corporation to a Participant at a price which may be less than the Fair Market Value of those shares, or for no payment, but subject to restrictions regarding the sale or other disposition of those shares by the Participant.  The transfer and sale of Restricted Shares shall be subject to the following terms and conditions.

            8.1       Number of Shares.  The number of Restricted Shares to be transferred or sold by the Corporation to a Participant shall be determined by the Board or the Committee, if any.

            8.2       Sale Price.  The Board shall determine the prices, if any, at which Restricted Shares shall be sold to a Participant, which may vary from time to time and among Participants, and which may be less than the Fair Market Value of such shares of Common Stock on the date of sale.

            8.3       Restrictions.  All Restricted Shares transferred or sold pursuant to this Plan shall be subject to such restrictions as the Board may determine, including, without limitation, any or all of the following:

                        (a)        a prohibition against the sale, transfer, pledge, or other encumbrance of such Restricted Shares, such prohibition to lapse at such time or times as the Board or the Committee shall determine (whether in annual or more frequent installments, at the time of the death, disability or retirement of the holder of such Restricted Shares, or otherwise);

                        (b)        a requirement that the holder of such Restricted Shares forfeit or sell to the Corporation, at his or her cost, all or a part of such Restricted Shares, in the event of termination of his or her employment with the Corporation during any period in which such Restricted Shares are subject to restrictions; and

                        (c)        a prohibition against employment of the holder of such Restricted Shares by any competitor of the Corporation or a Subsidiary of the Corporation or such holder's dissemination of any secret or confidential information belonging to the Corporation or a Subsidiary of the Corporation.

            8.4       Escrow.  To enforce the restrictions imposed by the Board pursuant to Section 8.3 of this Plan, each Participant receiving such Restricted Shares shall enter into an agreement with the Corporation setting forth the terms and conditions of the grant.  Those Restricted Shares shall be registered in the name of such Participant and deposited, together with a stock power endorsed in blank, with the Corporation.

            8.5       End of Restrictions.  Subject to Section 8.3 of this Plan, at the end of any period during which Restricted Shares are subject to forfeiture and restrictions regarding such transfer, such Restricted Shares will be delivered, free of all restrictions, to such Participant or to the Participant's legal representative, beneficiary, or heir.

            8.6       Stockholder.  Subject to the terms and conditions of this Plan, each Participant receiving Restricted Shares shall have all the rights of a stockholder with respect to such Restricted Shares during such time as such Restricted Shares are subject to forfeiture and restrictions regarding such transfer, including, without limitation, the right to vote such Restricted Shares.  Dividends paid in cash or property other than Common Stock with respect to the Restricted Shares shall be paid to the Participant.

            8.7       Ownership of Restricted Shares.  Each grant or sale shall constitute an immediate transfer of the ownership of Restricted Shares to the Participant in consideration of the performance of services, entitling such Participant to dividend, voting, and other ownership rights, subject to the "substantial risk of forfeiture" and restrictions on transfer specified later in this Plan.

            8.8       Additional Consideration.  Each grant or sale may be made without additional consideration from a Participant or in consideration of a payment by such Participant that is less than the Fair Market Value per share on the Date of Grant.

            8.9       Substantial Risk of Forfeiture.

                        (a)        Each grant or sale shall specify that Restricted Shares subject thereto shall be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period to be determined by the Board or the Committee on the Date of Grant.

                        (b)        Each grant or sale shall provide that, during the period for which a substantial risk of forfeiture shall exist, the transferability of the respective Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Board or the Committee on the Date of Grant.  Such restrictions may include, without limitation, rights of repurchase or first refusal of and by the Corporation or provisions subjecting Restricted Shares to a continuing substantial risk of forfeiture regarding any transferee of such Restricted Shares.

            8.10     Dividends.  Any grant or sale may require that any or all dividends or other distributions paid regarding the Restricted Shares during the period of restriction shall be sequestered and reinvested on an immediate or deferred basis for additional Common Shares, which may be subject to the same restrictions as the respective award or such other restrictions as the Board or the Committee may determine.

            8.11     Additional Grants.  Successive grants or sales may be made to the same Participant, regardless of whether any Restricted Shares previously granted or sold to such Participant remain restricted.

9.         Deferred Shares.

            The Board or the Committee may authorize grants or sales of Deferred Shares to Participants upon such terms and conditions as the Board or the Committee may determine in accordance with the following provisions.

            9.1       Performance Conditions.  Each such grant or sale shall be an agreement by the Corporation to issue or transfer Common Shares to the respective Participant in the future in consideration of the performance of services, subject to the fulfillment during the Deferral Period of such conditions as the Board or the Committee may specify.

            9.2       Additional Consideration.  Each such grant or sale may be made without additional consideration from the respective Participant or in consideration of a payment by such Participant that is less than the Fair Market Value per share on the Date of Grant.

            9.3       Deferral Period.  Each such grant or sale shall provide that the Deferred Shares subject thereto thereby shall be subject to a Deferral Period, which shall be determined by the Board or the Committee on the Date of Grant.

            9.4       Ownership of Shares.  During the Deferral Period, the respective Participant shall not have any right to transfer any rights pursuant to the respective award, shall not have any rights of ownership regarding the Deferred Shares, and shall not have any right to vote such Deferred Shares, but the Board or the Committee may on or after the Date of Grant authorize the payment of dividend equivalents regarding such Deferred Shares in cash or additional Common Shares on a current, deferred, or contingent basis.

            9.5       Additional Grants.  Successive grants or sales may be made to the same Participant, regardless of whether any Deferred Shares previously granted or sold to such Participant have vested.

            9.6       Incentive Agreement.  Each such grant or sale shall be evidenced by an Incentive Agreement, which shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by such Participant and shall specify such terms and provisions as the Board or the Committee may determine consistent with this Plan.

10.       Performance Shares and Performance Units.

            The Board or the Committee may authorize grants of Performance Shares and Performance Units, which shall become payable to the Participant upon the achievement of specified Management Objectives, upon such terms and conditions as the Board or the Committee may determine in accordance with the following provisions.

            10.1     Number.  Each such grant shall specify the number of Performance Shares or Performance Units to which it pertains, which may be subject to adjustment to accommodate changes in compensation or other factors.

            10.2     Performance Period.  The Performance Period with respect to each such Performance Share or Performance Unit shall be determined by the Board or the Committee on the Date of Grant.

            10.3     Management Objectives.

                        (a)        Each such grant shall specify those Management Objectives that are to be achieved by such Participant, which may be described in terms and objectives regarding the Corporation or terms and objectives that are related to the performance of the particular Participant or the Subsidiary, division, department or function within the Corporation or such Subsidiary by which such Participant is employed or with respect to which such Participant provides consulting services.

                        (b)        Each such grant shall specify, in respect of the specified Management Objectives, an acceptable standard of achievement, less than which no payment will be made, and shall specify a formula for determining the amount of any payment to be made, if performance is at or above the acceptable standard, but is less than complete achievement of the specified Management Objectives.

                        (c)        The Board or the Committee may adjust Management Objectives and the related acceptable standard of achievement if, in the sole judgment of the Board or the Committee, events or transactions have occurred after the Date of Grant that are unrelated to the performance of such Participant and result in distortion of the Management Objectives or the related acceptable standard of achievement.

            10.4     Payment.

                        (a)        Each such grant shall specify the time and manner of payment of Performance Shares or Performance Units that shall have been earned, and any such grant may specify that any such amount may be paid by the Corporation in cash, Common Shares, or any combination thereof and may either grant to such Participant or reserve to the Board or the Committee the right to decide among those alternatives.

                        (b)        Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Board or the Committee on the Date of Grant.  Any grant of Performance Units may specify that the amount payable, regarding the number of Common Shares issued with respect thereto, may not exceed a maximum specified by the Board or the Committee Shares on the Date of Grant.

            10.5     Dividends.  On or after the Date of Grant of Performance Shares, the Board or the Committee may provide for the payment to such Participant of dividend equivalents relating thereto in cash or additional Common Shares on a current, deferred, or contingent basis.

            10.6     Additional Grants.  Successive grants may be made to the same Participant, regardless of whether any Performance Shares or Performance Units granted to such Participant have vested.

            10.7     Incentive Agreement.  Each such grant shall be evidenced by an Incentive Agreement, which shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by such Participant and shall specify such terms and provisions as the Board or the Committee may determine consistent with this Plan.

11.       Adjustments Upon Changes in Capitalization or Merger.

            Subject to any required action by the shareholders of the Corporation, the number of shares of Common Stock subject to each issued and outstanding Option or Incentive Award, and the number of shares of Common Stock which have been authorized for issuance pursuant to this Plan, but as to which no Options nor Incentive Awards have yet been granted or which have been returned to this Plan upon cancellation or expiration of an Option or Incentive Award, and the price per share of Common Stock subject to each such issued and outstanding Option or Incentive Award, shall be proportionately adjusted for any increase or decrease in the number of issued shares of

Common Stock resulting from each stock split, reverse stock split, stock dividend, combination, or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Corporation; provided, however, that conversion of any convertible securities of the Corporation shall not be deemed to have been "effected without receipt of consideration."  Such adjustment shall be made by the Board, whose determination in that respect shall be final, obligating, and conclusive.  Except as expressly specified in this Plan, no issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment because thereof, shall be made with respect to the number or price of shares of Common Stock subject to an Option or Incentive Award.

            In the event of the proposed dissolution or liquidation of the Corporation, all Options and Incentive Awards will terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless otherwise provided by the Board.  The Board may, in the exercise of its sole discretion in such events, declare that any Option or Incentive Award shall terminate as of a date determined by the Board and give each holder the right to exercise his or her Option or Incentive Award as to all or any part thereof, including Shares as to which the Option or Incentive Award would not otherwise be exercisable.  In the event of a proposed sale of all or substantially all of the assets of the Corporation, or the merger of the Corporation with or into another corporation, such Option or Incentive Award shall be assumed or an equivalent Option or Incentive Award shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that such holder shall have the right to exercise such Option or Incentive Award as to all of the Shares, including Shares as to which such Option or Incentive Award would not otherwise be exercisable.  If the Board makes an Option or Incentive Award exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify such holder that the Option or Incentive Award shall be exercisable for a period of sixty (60) days from the date of such notice (but not later than the expiration of the term of the Option or Incentive Award), and the Option or Incentive Award will terminate upon the expiration of such period.

12.       Transferability.

            Except to the extent otherwise expressly specified in an award, the right to acquire Common Shares or other assets pursuant to this Plan may not be assigned, encumbered, or otherwise transferred by a Participant, and any attempt by a Participant to do so will be null and void; provided, however, Options or Incentive Awards granted pursuant to this Plan may be transferred by a Participant by Will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules promulgated pursuant thereto.  Unless assigned in accordance with the terms of an award, options and other awards granted pursuant to this Plan may not be exercised during a Participant's lifetime, except by the Participant or, in the event of such Participant's legal incapacity, by his or her guardian or legal representative acting in a fiduciary capacity on behalf of such Participant pursuant to state law and court supervision.

13.       Time of Granting Incentives.

            The Date of Grant of an Option or Incentive Award shall, for all purposes, be the date on which the Board or Committee makes the determination granting such Option or Incentive Award.  Notice of such determination shall be given to each Participant to whom an Option or Incentive Award is so granted within a reasonable time after the date of such grant.

14.       Amendment and Termination of the Plan.

            14.1     The Board may amend or terminate this Plan from time to time in such respects as the Board may deem advisable; provided, however, that the following revisions or amendments shall require approval of the holders of a majority of the issued and outstanding Shares of the Corporation entitled to vote therefor, to the extent required by law, rule, or regulation:

                        (a)        Any increase in the number of Shares subject to this Plan, other than in connection with an adjustment pursuant to Article 11 of this Plan;

                        (b)        Any change in the designation of the persons eligible (or any change in the class of Employees eligible, in the event of Incentive Stock Options) to be granted Options or Incentive Awards involving Shares; or

                        (c)        If the Corporation has a class of equity security registered pursuant to Section 12 of the Exchange Act at the time of such revision or amendment, any material increase in the benefits accruing to participants pursuant to this Plan.

            14.2     Notwithstanding the foregoing, stockholder approval pursuant to this Article 14 shall only be required at such time as (A) any rule of the National Association of Securities Dealers, Inc.’s Automated Quotation System-National Market System shall require stockholder approval of a plan or arrangement pursuant to which the Common Stock may be acquired by officers or Directors of the Corporation; or (B) any rule or regulation promulgated by the Securities and Exchange Commission; or (C) if Section 422 of the Code shall require shareholder approval of an amendment to this Plan.

            14.3     Any such amendment or termination of this Plan shall not affect Options issued and outstanding on the date of such amendment or termination, and such Options shall remain in complete force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise among the respective Optionee and the Board, which agreement must be in writing and signed by such Optionee and the Corporation.

            14.4     Notwithstanding the foregoing, this Plan shall terminate upon the earlier of (i) the Termination Date or such earlier date as the Board shall determine, or (ii) the date on which all awards available for issuance in the last year of this Plan shall have been issued or canceled.  Upon termination of this Plan, no awards may be granted, but all grants issued and outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the agreements evidencing such grants.

15.       Withholding Taxes.

            The Corporation is authorized and empowered to withhold income taxes as required pursuant to applicable laws or regulations.  To the extent that the Corporation is required to withhold federal, state, local, or foreign taxes in connection with any payment made to or benefit realized by a Participant or other person pursuant to this Plan, and the amounts available to the Corporation for the withholding are insufficient, it shall be a condition to the receipt of any such payment or the realization of any such benefit that such Participant or such other person make arrangements  satisfactory to the Corporation for payment of the balance of any taxes required to be withheld.  At the discretion of the Board or the Committee, any such arrangements may, without limitation, include relinquishment of a portion of any such payment or benefit or the surrender of issued and outstanding Common Shares.  The Corporation and any Participant or such other person may also make similar arrangements regarding the payment of any taxes with respect to which withholding is not required.

16.       Corporate Transaction or Change of Control.

            The Board or the Committee shall have the right, in its sole discretion, to include with respect to any award granted to a Participant pursuant to this Plan provisions accelerating the benefits of such award in the event of a Corporate Transaction or Change of Control, which acceleration provisions may be granted in connection with an award pursuant to the agreement evidencing such award or at any time after an award has been granted to such Participant.

17.       Miscellaneous Provisions.

            17.1     Plan Expense.  Any and all expenses of administering this Plan shall be paid by the Corporation.

            17.2     Construction of Plan.  The place of administration of this  Plan shall be in the State of Nevada, and the validity, construction, interpretation, administration and effect of this Plan and of its rules and regulations, and rights relating to this Plan, shall be determined in accordance with the laws of the State of Nevada, without regard to conflict of law principles and, when applicable, in accordance with the Code.

            17.3     Other Compensation.  The Board or the Committee may condition the grant of any award or combination of awards authorized pursuant to this Plan on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Corporation or a Subsidiary to such Participant.

            17.4     Continuation of Employment or Services.  This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Corporation or any Subsidiary and shall not interfere in any way with any right that the Corporation or any Subsidiary would otherwise have to terminate any Participant's employment or other service at any time.  Nothing specified in this Plan shall prevent the Corporation or any Subsidiary from adopting other or additional compensation arrangements for its employees.

            17.5     Tax-Qualified Options.  To the extent that any provision of this Plan would prevent any Option that was intended to qualify as a Tax-Qualified Option from so qualifying, such provision shall be null and void with respect to such Option; provided, however, that such provision shall remain in effect with respect to other Options, and there shall be no additional effect on any provision of this Plan.

            17.6     Certain Terminations of Employment or Consulting Services, Hardship and Approved Leaves of Absence.  Notwithstanding any other provision of this Plan to the contrary, in the event of termination of employment or consulting services by reason of death, disability, normal retirement, early retirement with the consent of the Corporation, termination of employment or consulting services to enter public or military service with the consent of the Corporation or leave of absence approved by the Corporation, or in the event of hardship or other special circumstances, of a Participant who holds an Option that is not immediately and fully exercisable, any Restricted Shares as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, any Performance Shares or Performance Units that have not been fully earned, or any Common Shares that are subject to any transfer restriction pursuant to Article 8 of this Plan, the Board or the Committee may take any action that it deems to be equitable, considering the circumstances, or in the best interests of the Corporation, including, without limitation, waiving or modifying any limitation or requirement with respect to any award pursuant to this Plan.

            17.7     Obligating Effect.  The provisions of the Plan shall inure to the benefit of, and obligate, the Corporation and its successors or assigns, and the Participants, their legal representatives, heirs, legatcees, and permitted assignees.

            17.8     Exchange Act Compliance.  With respect to persons subject to Section 16 of the Exchange Act, transactions pursuant to this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors pursuant to the Exchange Act.  To the extent any provisions of this Plan or action by the Board or the Committee fails to so comply, those provisions and that action shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board or the Committee.

            17.9     Conditions upon Issuance of Shares.

                        (a)        Shares shall not be issued pursuant to the exercise of an Option or Incentive Award, unless the exercise of such Option or Incentive Award and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated pursuant thereto, and the requirements of any stock exchange upon which the Shares may then be listed, and also shall be subject to the approval of counsel for the Corporation with respect to such compliance.

                        (b)        As a condition to the exercise of an Option or Incentive Award, the Board may require the person exercising such Option or Incentive Award to represent and warrant at the time of any such exercise that the Shares are being purchased or otherwise acquired only for investment and without any intention to sell or distribute such Shares, if, in the opinion of counsel for the Corporation, such representation and warranty are required by any relevant provisions of law.

                        (c)        The inability of the Corporation to obtain authority from any regulatory agency having jurisdiction of the sale and issuance of securities, which authority is deemed by the Corporation's counsel to be necessary for the lawful issuance and sale of any Share pursuant to this Plan, shall relieve the Corporation of any liability because of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

            17.10   Fractional Shares.  The Corporation shall not be required to issue any fractional Common Shares pursuant to this Plan.  The Board or the Committee may provide for the elimination of fractions of Shares or for the settlement thereof in cash.

            17.11   Reservation of Shares.  The Corporation will, at all times, reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of this Plan.

            17.12   Indemnification.  In addition to such other rights of indemnification as they may have as members of the Board, the members of the Board and of the Committee shall be indemnified by the Corporation against all costs and expenses reasonably incurred by them in connection with any action, lawsuit, or proceeding to which they or any of them may be party because of any action taken or failure to act pursuant to or in connection with this Plan or any Option or Incentive Award, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, lawsuit, or proceeding, except a judgment based upon a determination of bad faith; provided that upon the institution of any such action, lawsuit, or proceeding a Board member or Committee member shall, in writing, give the Corporation notice thereof and an opportunity, at its own expense, to handle and defend such action, lawsuit, or proceeding before such Board member or Committee member undertakes to handle and defend it on his or her own behalf.

            17.13   Gender.  For purposes of this Plan, words used in the masculine gender shall include the feminine and neuter, and the singular shall include the plural and vice versa, as appropriate.

            17.14   Use of Proceeds.  Any cash proceeds received by the Corporation from the sale of Common Shares pursuant to this Plan shall be used for general purposes.

            17.15   Regulatory Approvals.

                        (a)        The implementation of this Plan, the granting of any awards pursuant to this Plan, and the issuance of any Common Shares shall be subject to the Corporation's receipt of all approvals and permits required by regulatory authorities having jurisdiction of this Plan, the awards granted pursuant to this Plan, and the Common Shares issued pursuant to this Plan.

                        (b)        No Common Shares or other assets shall be issued or delivered pursuant to this Plan unless and until there shall have been compliance with all applicable requirements of federal and state securities laws, including the filing and effectiveness of Form S-8 registration statements for the Common Shares issuable pursuant to this Plan, and all applicable listing requirements of any securities exchange on which the Common Shares are then listed for trading.

            17.16   Other Tax Matters.  Reference in this Plan to the “Code” and any described tax consequences related to this Plan or the granting or exercise of an award pursuant to this Plan pertain only to those persons (including the Corporation) subject to the tax laws of the United States of America or any state or territory thereof and include all amendments to the Code enacted hereafter.